UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported (February 23, 2006)

TEXAS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 647 6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No(s).

7.01	Regulation FD Disclosure

On February 23, 2006 at 1:00 P.M. eastern time, the Company will be a presenter at the Longbow Research Construction Materials Conference in New York City, N.Y.  The presentation will be available by webcast on the TXI website at http://investorrelations.txi.com/medialist.cfm.  The slides accompanying this presentation are attached as Exhibit 99.1 and will also be available and archived on the website, www.txi.com, under “Investor Relations” through midnight, March 7, 2006.

Limitation on Incorporation by Reference:

The information in this report, including exhibits, shall not be deemed “filed” within the meaning of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

9.01	Exhibits

Exhibit 99.1 Texas Industries, Inc. February 23, 2006 Slide Presentation

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.
Date: February 23, 2006

	By:	/s/ Frederick G. Anderson

Vice President and General Counsel